                                                                   EXHIBIT 23(a)

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated January 19, 1999, in Amendment No. 1 to the Registration Statement (Form S-4) and related Proxy
Statement/Prospectus of Texas Instruments Incorporated for the registration of 5,000,000 shares of its common stock.


                                            /s/ ERNST & YOUNG LLP

Dallas, Texas

August 5, 1999